R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s TCG BDC, Inc. Quarterly Earnings Presentation MARCH 31, 2021

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Disclaimer and Forward-Looking Statement This presentation (the “Presentation”) has been prepared by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on May 5, 2021 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward- looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. TCG BDC is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts TCG BDC Highlights TCG BDC OVERVIEW • Middle-market lending oriented BDC externally managed by The Carlyle Group (1) • Current market capitalization of $754 million (2) (NASDAQ listed; ticker: CGBD) • Consistent track record of delivering sustainable income to shareholders, with earnings well in excess of base dividend and upside provided by regular recurring supplemental dividends INVESTMENT STRATEGY • Directly originate private credit investments with a focus on U.S. private equity finance • Maintain appropriately diversified, defensively constructed portfolio of primarily senior secured debt instruments • Utilize Carlyle's extensive platform resources to generate differentiated results for shareholders BENEFITS OF CARLYLE • Founded in 1987, Carlyle is a leading global alternative asset manager with $260bn of AUM • Carlyle’s Global Credit segment, with $59bn of AUM, has a 20-year track record of successful leveraged finance market investing • Carlyle’s broad capabilities, scaled capital base, and depth of expertise create sustainable competitive advantages across market environments DEFENSIVELY POSITIONED PORTFOLIO • Well-diversified by issuer and industry: top 10 borrowers and top 3 industries are 19% and 24% of exposure, respectively • Heavily concentrated in first lien loans, of which 90% contain a financial covenant • Approximately half the exposure of broader markets to cyclical industries Source: The Carlyle Group. As of March 31, 2021 unless otherwise stated. (1) TCG BDC is externally managed by the Investment Adviser, which is a wholly-owned subsidiary of The Carlyle Group. (2) As of May 3, 2021 3

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • Net investment income was $0.36 per common share, net of the preferred dividend, comfortably covering the regular quarterly dividend of $0.32 • Tightening market yields and continued improvement in credit performance resulted in net realized/unrealized gains of $15 million, or $0.29 per share • NAV per common share increased 2.0% to $15.70 at 1Q21 from $15.39 at 4Q20 • Total non-accruals were essentially flat at 3.3% of total investments at fair value • Total investments at fair value of $1.8 billion at 1Q21, up slightly as compared to 4Q20 • Net portfolio fundings in 1Q21 totaled $3 million, with new investment activity of $151 million, repayments of $73 million and strategic sales of $76 million • Weighted average yield of new investments was 8.4%, compared to 7.8% for those that were repaid or sold • Positive portfolio risk rating migration and no new non-accruals Portfolio & Investment Activity First Quarter Results • Paid 1Q21 regular dividend of $0.32 plus a supplemental dividend of $0.05 per share, resulting in a LTM dividend yield of 9.4% based on quarter-end NAV • Declared 2Q21 regular dividend of $0.32 plus a supplemental dividend of $0.04 per share • Share repurchases in 1Q21 totaled 0.5 million shares for $5.6 million, contributing $0.03 per share of accretion to net asset value • 1Q21 net financial leverage of 1.04x, essentially flat to 4Q20 and at the lower end of 1.0x-1.4x target range Dividend & Capital Activity Q1 2021 Quarterly Results 4

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts 19% 20% 46% 15% Top 10 Investments Next 11-25 Investments Remaining Investments Investment Funds Portfolio Highlights Note: Totals may not sum due to rounding. (1) Excludes the Company’s commitments to fund capital to Middle Market Credit Fund, LLC ("Credit Fund"), which is not consolidated with the Company. (2) Weighted average yields of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for TCG BDC do not include TCG BDC’s investment in Credit Fund or Credit Fund II. (3) % of fair value of first and second lien debt. Total Investments and Commitments ($mm) $1,991 Unfunded Commitments (1) ($mm) $149 Total Investments at Fair Value ($mm) $1,842 Yield of Debt Investments at Cost (2) (%) 7.63 % Yield of Debt Investments at Fair Value (2) (%) 7.99 % Number of Investments 164 Number of Portfolio Companies 119 Floating / Fixed (3) (%) 99.1% / 0.9% 5 KEY STATISTICS ASSET MIX DIVERSIFICATION BY BORROWER INDUSTRY 63% 3% 16% 2% 15% First Lien Debt (excluding First Lien/Last Out) First Lien/Last Out Debt Second Lien Debt Equity Investments Investment Funds 10% 7% 7% 6% 6% 5% 5%15% 39% High Tech Industries Business Services Healthcare & Pharmaceuticals Software Aerospace & Defense Telecommunications Banking, Finance, Insurance & Real Estate Investment Funds All Others

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts Note: The net asset value per share and dividends declared per share are based on the common shares outstanding at each respective quarter-end. Net investment income per common share and net change in realized and unrealized appreciation (depreciation) per common share are based on the weighted average number of common shares outstanding for the period. (1) Net of the preferred dividend. (2) Excludes equity investments. (3) Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (4) Net of excess cash held at period end and reflects cumulative convertible preferred securities as equity. (5) Reflects cumulative convertible preferred securities as debt. These securities are considered "senior securities" for the purposes of calculating asset coverage pursuant to the Investment Company Act. (Dollar amounts in thousands, except per share data) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Key Metrics per Common Share Net Investment Income (1) $ 0.42 $ 0.38 $ 0.36 $ 0.38 $ 0.36 Net Realized & Unrealized Gains (Losses) (2.57) 0.61 0.22 0.28 0.29 Net Income (Loss) (2.15) 0.99 0.58 0.66 0.65 Dividends Paid 0.37 0.37 0.37 0.36 0.37 Impact of Share Repurchases 0.14 — — 0.08 0.03 Net Asset Value $ 14.18 $ 14.80 $ 15.01 $ 15.39 $ 15.70 Common Shares Outstanding (in thousands) Weighted Average Shares Outstanding for the Period 59,588 56,309 56,309 55,961 55,039 Shares Outstanding at End of Period 56,309 56,309 56,309 55,320 54,809 Portfolio Highlights Total Investments at Fair Value $2,024,277 $1,907,555 $1,948,173 $1,825,749 $1,841,634 Number of Portfolio Companies 110 111 114 117 119 Average Size of Investment in Portfolio Company (Notional) (2) $20,337 $18,380 $18,380 $16,200 $16,389 Weighted Average all-in Yield on Debt Investments at Amortized Cost (3) 7.74% 7.34% 7.44% 7.57% 7.63 % Weighted Average all-in Yield on Debt Investments at Fair Value (3) 8.56% 7.90% 7.94% 8.01% 7.99 % Financial Position (at Quarter End) Net Assets $798,534 $883,304 $895,222 $901,363 $910,520 Debt 1,262,960 1,035,799 1,074,806 983,923 945,475 Net Financial Leverage (4) 1.58x 1.17x 1.20x 1.06x 1.04x Statutory Debt To Equity (5) 1.58x 1.31x 1.33x 1.21x 1.16x 6 Financial Performance Summary

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands and based on par/principal) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Originations and Net Investment Activity Investment Fundings $ 328,119 $ 63,080 $ 60,826 $ 256,675 $ 151,422 Unfunded Commitments, Net Change (45,902) 13,630 7,706 24,184 (356) Sales and Repayments (288,190) (264,200) (36,441) (400,016) (3) (149,050) Net Investment Activity $ (5,973) $ (187,490) $ 32,091 $ (119,157) $ 2,016 Originations by Asset Type (1) First Lien Debt (excluding First Lien/Last Out Debt) 43.9% 65.4% 99.4% 76.8% 65.0 % First Lien/Last Out Debt — % 33.2% — % 5.6% — % Second Lien Debt 50.0% 0.6% — % 17.2% 34.6 % Equity Investments 6.1% 0.8% 0.6% 0.5% 0.4 % Total Investment Portfolio at Fair Value (2) First Lien Debt (excluding First Lien/Last Out Debt) 73.0% 69.0% 69.0% 63.6% 63.2 % First Lien/Last Out Debt 2.8% 4.1% 4.0% 3.4% 3.4 % Second Lien Debt 13.6% 14.6% 14.8% 15.6% 16.3 % Equity Investments 1.5% 1.7% 1.7% 1.9% 1.9 % Investment Funds 9.2% 10.6% 10.5% 15.5% 15.2% 7 Origination Activity Detail Please refer to the Company’s Form 10-Q for the quarter ended March 31, 2021 (“Form 10-Q”) for more information. No assurance is given that the Company will continue to achieve comparable results. (1) Excludes activity related to the Investment Funds. (2) At quarter end. (3) Includes sales of $247 million to Credit Fund II at its formation.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Investment Income Interest income $ 41,009 $ 35,026 $ 33,114 $ 32,242 $ 29,725 Payment-In-Kind interest income 643 1,202 1,810 1,821 2,125 Income from Credit Funds 6,549 5,500 5,750 6,478 7,528 Other income 2,344 3,547 2,110 2,973 1,470 Total investment income $ 50,545 $ 45,275 $ 42,784 $ 43,514 $ 40,848 Expenses Management fees (1) $ 7,386 $ 7,065 $ 7,134 $ 7,063 $ 6,800 Incentive fees (2) 5,086 4,667 4,322 4,480 4,257 Interest expense and credit facility fees 12,769 10,231 8,019 8,562 7,494 Other expenses 1,280 1,520 1,688 1,466 1,494 Excise tax expense 52 100 387 34 124 Net expenses $ 26,573 $ 23,583 $ 21,550 $ 21,605 $ 20,169 Net investment income $ 23,972 $ 21,692 $ 21,234 $ 21,909 $ 20,679 Net realized and change in unrealized gains (losses) (145,072) 34,466 12,374 16,254 15,225 Net income (loss) $ (121,100) $ 56,158 $ 33,608 $ 38,163 $ 35,904 8 Quarterly Operating Results Detail (1) Beginning October 1, 2017, the base management fee is calculated at an annual rate of 1.50% of the Company’s gross assets, excluding cash and cash equivalents but including assets acquired through the use of leverage. In addition, on August 6, 2018, the Company's Board of Directors approved a one-third (0.50%) reduction in the 1.50% annual base management fee rate charged by the Investment Adviser on assets financed using leverage in excess of 1.0x debt to equity. Effective July 1, 2018, the reduced annual fee of 1.00% applies to the average value of the Company's gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (i) 200% and (ii) the average value of the Company's net asset value at the end of the two most recently completed calendar quarters. (2) Effective October 1, 2017, the Investment Adviser agreed to charge 17.5% instead of 20% with respect to the entire calculation of the incentive fee. Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn may decline. Refer to the consolidated financial statements included in Part I, Item 1 of the Company’s Form 10-Q for additional details.

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (Dollar amounts in thousands, except per share data) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Assets Investments—non-controlled/non-affiliated, at fair value $ 1,826,422 $ 1,692,073 $ 1,737,044 $ 1,509,271 $ 1,528,400 Investments—non-controlled/affiliated, at fair value — — — 26,180 27,650 Investments—controlled/affiliated, at fair value 197,855 215,482 211,129 290,298 285,584 Total investments, at fair value 2,024,277 1,907,555 1,948,173 1,825,749 1,841,634 Cash and cash equivalents 65,525 29,916 37,088 68,419 35,493 Receivable for investment sold/repaid 15,655 53 74 4,313 1,192 Deferred financing costs 4,026 3,749 3,651 3,633 3,502 Interest Receivable from non-controlled/non-affiliated Investments 10,406 10,873 12,791 12,634 12,948 Interest Receivable from non-controlled/affiliated Investments — — — 569 580 Interest and Dividend Receivable from controlled/affiliated Investments 6,350 5,589 5,754 6,480 7,925 Prepaid expenses and other assets 587 899 856 816 813 Total assets $ 2,126,826 $ 1,958,634 $ 2,008,387 $ 1,922,613 $ 1,904,087 Liabilities & Net Assets Secured borrowings $ 701,609 $ 474,386 $ 513,332 $ 347,949 $ 309,397 2015-1 Notes payable, net of unamortized debt issuance costs 446,351 446,413 446,474 446,536 446,598 Senior Notes, net of unamortized debt issuance costs 115,000 115,000 115,000 189,438 189,480 Payable for investments purchased 24,345 61 — 809 12,818 Interest and credit facility fees payable 6,100 4,532 3,405 2,439 2,427 Dividend payable 20,824 21,379 20,830 19,892 20,280 Base management and incentive fees payable 12,333 11,572 11,473 11,549 11,047 Administrative service fees payable 98 129 85 85 202 Other accrued expenses and liabilities 1,632 1,858 2,566 2,553 1,318 Total liabilities $ 1,328,292 $ 1,075,330 $ 1,113,165 $ 1,021,250 $ 993,567 Net assets $ 798,534 $ 883,304 $ 895,222 $ 901,363 $ 910,520 Total liabilities & net assets $ 2,126,826 $ 1,958,634 $ 2,008,387 $ 1,922,613 $ 1,904,087 Net Asset Value Per Common Share $14.18 $14.80 $15.01 $15.39 $15.70 9 Quarterly Balance Sheet Detail Please refer to the Company’s Form 10-Q for more information.

Investment Funds Update (15% of TCG BDC Portfolio)

Key Statistics - Credit Fund

Total Investments and Commitments ($mm)	$1,061
Unfunded Commitments ($mm)	$77
Total Investments at Fair Value ($mm)	$983
Yield of Debt Investments (%) (1)	6.1%
Number of Investments	55
First Lien Exposure (%) (2)	97%
Floating / Fixed (%) (3)	97.3% / 2.7%
Dividend Yield to TCG BDC	9%

Portfolio Composition - Credit Fund

Diversification by Borrower



Remaining Investments 32%
Top 10 Investments 32%
Next 11 - 25 Investments 36%

Industry



Banking, Finance, Insurance & Real Estate 12%
Healthcare & Pharmaceuticals 10%
Containers, Packaging & Glass 8%
Software 7%
Transportation: Cargo 6%
Business Services 6%
Media: Advertising, Printing & Publishing 5%
High Tech Industries 5%
Aerospace & Defense 5%
Other 36%

Key Statistics - Credit Fund II

Total Investments and Commitments ($mm)	$248
Unfunded Commitments ($mm)	$0
Total Investments at Fair Value ($mm)	$248
Yield of Debt Investments (%) (1)	7.3%
Number of Investments	42
First Lien Exposure (%) (2)	91%
Floating / Fixed (%) (3)	99.1% / 0.9%
Dividend Yield to TCG BDC	13%

Portfolio Composition - Credit Fund II

Diversification by Borrower



Remaining Investments 22%
Top 10 Investments 35%
Next 11 - 25 Investments 43%

Industry



High Tech Industries 14%
Banking, Finance, Insurance & Real Estate 13%
Software 11%
Business Services 8%
Aerospace & Defense 7%
Telecommunications 6%
Healthcare & Pharmaceuticals 6%
Containers, Packaging & Glass 6%
Other 29%

(1) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (2) First lien, excluding loans categorized as first lien last out, as a % of fair value. (3) % of fair value of first and second lien debt.

10

Net Asset Value Per Share Bridge

QI 2021



$0.36
$(0.37)
$0.29
$0.03
$15.39
$15.70
December 31, 2020 NAV
Net Investment Income
Dividend Declared
Net Realized and Unrealized Gain (Loss)
Impact of Share Repurchases
March 31, 2021 NAV

LTM QI 2021



1.48
(1.47)
1.40
0.11
$14.18
$15.70
March 31, 2020 NAV
Net Investment Income
Dividend Declared
Net Realized and Unrealized Gain (Loss)
Impact of Share Repurchases
March 31, 2021 NAV

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period. Net investment income is also net of the preferred dividend.

11

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts • As of March 31, 2021, 4 borrowers were on non-accrual status, representing 3.3% of total investments at fair value and 5.4% at amortized cost. Risk Rating Distribution Rating Definition 1 Borrower is operating above expectations, and the trends and risk factors are generally favorable. 2 Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost bases is similar to the risk to our initial cost basis at the time of origination. This is the initial risk rating assigned to all new borrowers. 3 Borrower is operating below expectations and level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be higher risk of payment default. 4 Borrower is operating materially below expectations and the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not by more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit. 5 Borrower is operating substantially below expectations and the loan’s risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. Portfolio Risk Ratings (Dollar amounts in millions) September 30, 2020 December 31, 2020 March 31, 2021  Internal Risk Rating Fair Value % of Fair Value  Fair Value % of Fair Value  Fair Value % of Fair Value  1 $ 38.8 2.3% $ 19.1 1.3% $ 19.1 1.3% 2 1,201.4 70.2% 1,047.5 69.4% 1,097.9 71.9% 3 380.8 22.3% 361.1 23.9% 324.9 21.3% 4 48.9 2.9% 48.1 3.2% 49.6 3.2% 5 40.9 2.4% 32.8 2.2% 34.5 2.3 % Total $ 1,710.8 100.0% $ 1,508.6 100.0% $ 1,526.0 100.0% 12

R-127 G-127 B-127 R-189 G-230 B-247 R-145 G-213 B-242 R-61 G-175 B-46 R-156 G-226 B-146 R-145 G-229 B-0 R-0 G-161 B-224 R-0 G-101 B-179 R-163 G-143 B-187 R-85 G-67 B-113 R-118 G-92 B-150 R-219 G-217 B-217 R-43 G-131 B-35 Text C olors White R-255 G-255 B-255 Dark Blue R-0 G-74 B-136 Blue R-0 G-161 B-224 U se co lo rs in pr ef er re d or de r fo r be st re su lts (1) Refer to Notes 7 and 8 to the consolidated financial statements included in Part I, Item 1 of the Company's Form 10-Q for additional details. (2) Size represents maximum principal amount of the facility and is subject to availability under the facility, which is based on certain advance rates multiplied by the value of certain portfolio investments of the Company or Credit Fund (subject to certain concentration limitations) and may be net of certain other indebtedness that the Company, Credit Fund or Credit Fund II may incur in accordance with the terms of the facility. Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”) is a wholly-owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements. (3) Weighted average interest rate, including amortization of debt issuance costs on the 2015-1R Notes and 2019-2 Notes, respectively, for the quarter ended March 31, 2021. (4) Carlyle Direct Lending CLO 2015-1R LLC, the issuer, is a wholly-owned and consolidated subsidiary of the Company. (5) MMCF Warehouse II, LLC, is a wholly-owned and consolidated subsidiary of Credit Fund. Borrowings will bear interest at a rate of L+150 bps beginning August 2021. (6) Middle Market Credit Fund II SPV, LLC (the "Credit Fund II Sub") is a wholly-owned and consolidated subsidiary of Credit Fund II. (7) Pricing varies by class under the terms of the facility agreement. (8) Refer to Note 10 to the consolidated financial statements included in Part I, Item 1 of the Company's Form 10-Q for additional details. (9) MMCF CLO 2019-2, LLC, the issuer, is a wholly-owned and consolidated subsidiary of Credit Fund. Funding and Capital Management Overview Size Original Tenor / Maturity Date Pricing Credit Facility (2) $688 million 5 years (4 year revolving); maturity date 10/28/25 L+2.25% / 37.5 bps unused fee 2015-1R Notes (2) (4) $449 million 10/15/2031 2.38% (3) 2019 Senior Unsecured Notes $115 million 12/31/2024 4.75% Fixed 2020 Senior Unsecured Notes $75 million 12/31/2024 4.50% Fixed Credit Fund Sub Facility (2) $640 million 6 years (3 years revolving); maturity date 5/22/2024 L+2.25% / 50-75 bps unused fee Credit Fund 2019-2 Notes (9) $256 million 4/15/2029 3.39% (3) Credit Fund Warehouse II Facility(5) $150 million 3 years (2 years revolving); maturity date 8/16/2022 L+1.15% Credit Fund II Sub Facility (6) $158 million 11/3/2030 L+2.73% (7) Overview of Financing Facilities (1) 13 71% 33% % of Committed Balance Sheet Leverage Utilized % of Utilized Balance Sheet Leverage Mark-To-Market Cumulative Convertible Preferred Stock (8) Price Shares Outstanding Dividend Convertible Feature $25 per share / $50 million total 2,000,000 7.0% Cash or 9.0% PIK Convertible at the option of the holder at the Liquidation Preference divided by $9.49